UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             December 26, 2007

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7400 Excelsior Blvd., Minneapolis, MN	55426-4517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (952) 930-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03: AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)

On December 26, 2007, the Board of Directors of Appliance Recycling Centers of America, Inc. (the “Company”) approved amendments to Article 6 of the Company’s Bylaws to allow the Company to issue and transfer uncertificated shares of stock in addition to certificated shares. These amendments are in response to NASDAQ Rule 4350(l), which requires securities listed on NASDAQ to be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 on and after January 1, 2008. Direct share registration allows investors to have securities registered in their names on the books of the Company’s transfer agent without the issuance of physical certificates.

The Company’s Bylaws, as amended, are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated into this report by reference.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit
	Number	Description

	Exhibit 3.2	Bylaws, as amended effective December 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Date: December 26, 2007	/s/ Patrick J. Winters
Patrick J. Winters, Controller